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                                                                   Exhibit 10.71

                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

         This Fifth Amendment to Amended and Restated Receivables Purchase Agreement dated as of December 13, 2002 (the "Amendment") is among MAXTOR RECEIVABLES CORPORATION, a California corporation ("Seller"), MAXTOR CORPORATION, a Delaware corporation ("Servicer"), the financial institutions named herein (the "Committed Purchasers") and FLEET NATIONAL BANK, a national banking association, as administrator for the Purchasers (in such capacity, the "Administrator").

                                   BACKGROUND

         1. Seller, Servicer, the Conduit Purchasers, the Committed Purchasers, the "Agents" and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of November 15, 2001, as amended by the First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of February 15, 2002, the Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of March 15, 2002, the Third Amendment to Amended to Restated Receivables Purchase Agreement, dated as of May 28, 2002, the Waiver and Amendment dated as of October 21, 2002 and the Fourth Amendment to Amended and Restated Receivables Purchase Agreement dated as of November 5, 2002 (the "Receivables Purchase Agreement").

         2. The Committed Purchasers, acting in their respective capacities as Liquidity Banks have made Liquidity Fundings for the benefit of the applicable Conduit Purchasers.

         3. The parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

         SECTION 2. Termination Date. The definition of "Termination Date" set forth in Appendix A to the Receivables Purchase Agreement is hereby amended by deleting the date set forth in clause (c) thereof and substituting therefor the date "January 3, 2003".

         SECTION 3. Additional Reporting. On each of December 16, 23 and 30, 2002, Servicer shall deliver to the Administrator a report of the balances in Servicer's account no. 19268 in the Blackrock Provident Institutional Funds, Tempfund 024. Such reports shall be issued or verified by Provident Financial and may be delivered by facsimile.

         SECTION 4. Representations and Warranties. Each of Parent and Seller hereby represents and warrants that, after giving effect to this Amendment, (i) the representations and

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warranties contained in Article VI of the Receivables Purchase Agreement are
true and correct on and as of the date hereof and shall be deemed to have been made on such date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date) and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

         SECTION 5. Miscellaneous. The Receivables Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Seller, on demand, shall pay or reimburse the Administrator for, all of the costs and expenses, including legal fees and disbursements, incurred by the Administrator or any Purchaser in connection with this Amendment.

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         IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

                                    MAXTOR RECEIVABLES CORPORATION

                                    By: /s/ Glen Haubl
                                        -------------------------------------
                                        Name:  Glen Haubl
                                        Title: CFO

                                    MAXTOR CORPORATION

                                    By: /s/ Glen Haubl
                                        -------------------------------------
                                        Name:  Glen Haubl
                                        Title: Treasurer

                                    FLEET NATIONAL BANK, as successor to Blue
                                    Keel Funding, LLC., as Administrator and as a Committed Purchaser

                                    By: /s/ Lee A. Merkle-Raymond
                                        -------------------------------------
                                        Name:  Lee A. Merkle-Raymond
                                        Title: Director

                                    COMERICA BANK, as a Committed Purchaser

                                    By: /s/ Devin Scattini
                                        -------------------------------------
                                        Name:  Devin Scattini
                                        Title: Vice President

                                    THE BANK OF NOVA SCOTIA, as successor to
                                    Liberty Street Funding Corp, and as a
                                    Committed Purchaser

                                    By: /s/ Liz Hanson
                                        -------------------------------------
                                        Name:  Liz Hanson
                                        Title: Director